                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported):  July 29, 2002
                                                           ---------------


                          The Williams Companies, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                    1-4174                 73-0569878
        --------                ---------------       -------------------
     (State or other              (Commission          (I.R.S. Employer
     jurisdiction of              File Number)        Identification No.)
     incorporation)



      One Williams Center, Tulsa, Oklahoma                   74172
      ------------------------------------                  -------
    (Address of principal executive offices)               (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 9.  Regulation FD Disclosure.

         The Williams Companies, Inc. wishes to disclose for Regulation FD purposes its press release dated July 29, 2002, filed herewith as Exhibit 99.1, a reconciliation of income (loss) from continuing operations to recurring earnings, as attached to Williams' press release dated July 29, 2002, filed herewith as Exhibit 99.2, and the Consolidated Statement of Operations and related footnotes, as attached to Williams' press release dated July 29, 2002, filed herewith as Exhibit 99.3.

           Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE WILLIAMS COMPANIES, INC.


Date: July 31, 2002                                /s/ Suzanne H. Costin
                                          --------------------------------------
                                          Name:    Suzanne H. Costin
                                          Title:   Corporate Secretary


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
 99.1           Copy of Williams' press release dated July 29, 2002.

 99.2 Reconciliation of income (loss) from continuing operations to recurring earnings, as attached to Williams' press release dated
                July 29, 2002.

 99.3 Consolidated Statement of Operations and related footnotes, as attached to Williams' press release dated July 29, 2002.